UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

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VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on May 19, 2021
Notice is hereby given to the shareholders of Virtus Global Multi-Sector Income Fund (“VGI”), a Delaware statutory trust*, and Virtus Total Return Fund Inc. (“ZTR”), a Maryland corporation (each, a “Fund” and together, the “Funds”), that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held on May 19, 2021 at 9:00 a.m. Eastern Time, in conjunction with the annual meeting of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (NYSE: DSE). In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/284810290 on May 19, 2021 at 9:00 a.m. Eastern Time and entering the control number found in the shaded box of your proxy card. The password for the meeting is VIR2021. You will not be able to attend the meeting physically. The Annual Meeting is being held for the following purposes:
1.
To elect directors of each Fund, as follows:

a.
Elect George R. Aylward as a Class III trustee of VGI, by the VGI shareholders (“Proposal 1a”);

b.
Elect Connie D. McDaniel as a Class III trustee of VGI, by the VGI shareholders (“Proposal 1b”);

c.
Elect Philip R. McLoughlin as a Class III trustee of VGI, by the VGI shareholders (“Proposal 1c”);

d.
Elect Donald C. Burke as a Class I director of ZTR, by the ZTR shareholders (“Proposal 1d”);

*
The members of the Board of VGI are trustees, as that Fund is organized as a statutory trust; however, when referencing Board members generally throughout these proxy materials, we will refer to them as “directors” unless the context is specific to VGI.

e.
Elect Sidney E. Harris as a Class I director of ZTR, by the ZTR shareholders (“Proposal 1e”); and

f.
Elect James M. Oates as a Class I director of ZTR, by the ZTR shareholders (“Proposal 1f”).

2.
To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof, by the VGI and/or ZTR shareholders.

THE BOARD OF DIRECTORS (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTING EACH DIRECTOR NOMINEE.
The Board has fixed the close of business on March 29, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.
By order of the Board,
Jennifer S. Fromm
Secretary
Virtus Global Multi-Sector Income Fund
Virtus Total Return Fund Inc.
Hartford, Connecticut
April 9, 2021

IMPORTANT:

Shareholders are cordially invited to attend the Annual Meeting (virtually). In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting (virtually). Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually).

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp	(1) ABC Corp
	(2) ABC Corp	(2) John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	(3) John Doe
	(4) ABC Corp. Profit Sharing Plan	(4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership	(1) Jane B. Smith, Partner
	(2) Smith and Jones, limited partnership	(2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust	(1) John Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	(2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	(1) John B. Smith
	(2) Estate of John B. Smith	(2) John B. Smith, Jr., Executor

PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
MAY 19, 2021

This Proxy Statement is furnished in connection with the solicitation by each Board of Directors (the “Board”, or the “Directors”) of Virtus Global Multi-Sector Income Fund, a Delaware statutory trust (“VGI”), and Virtus Total Return Fund Inc., a Maryland corporation (“ZTR”) (each, a “Fund” and together, the “Funds”), of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) on May 19, 2021 at 9:00 a.m. Eastern Time. In light of public health concerns regarding the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/284810290 at the meeting date and time described in the accompanying proxy statement and entering the control number found in the shaded box of your proxy card. The password for the meeting is VIR2021. You will not be able to attend the meeting physically.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 15, 2021.
Summary of Proposals to be Voted Upon
Proposal		Shareholders Entitled to Vote
1a	Elect George R. Aylward as a Class III trustee of VGI	VGI shareholders
1b	Elect Connie D. McDaniel as a Class III trustee of VGI	VGI shareholders
1c	Elect Philip R. McLoughlin as a Class III trustee of VGI	VGI shareholders
1d	Elect Donald C. Burke as a Class I director of ZTR	ZTR shareholders
1e	Elect Sidney E. Harris as a Class I director of ZTR	ZTR shareholders
1f	Elect James M. Oates as a Class I director of ZTR	ZTR shareholders
2	Transact such additional business as properly comes before the Meeting	VGI and/or ZTR shareholders
The Annual Meeting is scheduled as a joint meeting of the respective shareholders of the Funds and the shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (NYSE: DSE) because all three such funds are in the same family of funds and the shareholders of each such fund are expected to consider and vote on similar matters. Shareholders of each such fund will vote separately on each of the proposals relating to their respective fund, and an unfavorable vote on a proposal by the shareholders of one such fund will not affect the implementation by any other such fund of such proposal if the shareholders of such other fund approve the proposal. The Board has determined that the use of a joint proxy statement for the Annual Meeting is in the best interest of the shareholders of each Fund.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s shares of common stock of beneficial interest (“Shares”) will be voted “FOR” Proposals 1a through 1f, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (virtually), or by written notice to the Secretary of the Funds (addressed in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668). However, virtual attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/284810290 at the meeting date and time described in the accompanying proxy statement and entering the control number found in the shaded box of your proxy card. The password for the meeting is VIR2021.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 14, 2021.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

The online meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 29, 2021 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share (or fractional vote for each fractional Share) registered in his or her name. As of the Record Date, 11,307,507.602 Shares of VGI and 47,475,577 Shares of ZTR were outstanding and entitled to be voted with respect to each respective Fund.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 19, 2021:
The Proxy Statement for the Annual Meeting is also available at https://www.proxy-direct.com/vir-31987. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended November 30, 2020, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668.
1. ELECTION OF DIRECTORS

Background
The Board is responsible for the overall management of the respective Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Directors of each Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposals 1a Through 1f
If each of Proposals 1a through 1f is approved, the respective nominee would be elected as a Director effective as of the Annual Meeting. Each would continue to serve on the Board as the respective Class III or Class I Director, as applicable, for an additional term of three years, and until his or her successor has been duly elected and qualified.
Election of VGI Trustees (Proposals 1a Through 1c)
At the meeting, holders of VGI Shares are entitled to elect three trustees for a term ending in 2024, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A majority of votes cast at the meeting by the holders of VGI Shares is necessary to elect those trustees, provided a quorum is present.
Election of ZTR Directors (Proposals 1d Through 1f)
At the meeting, holders of ZTR Shares are entitled to elect three directors for a term ending in 2024 to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of ZTR Shares is necessary to elect those directors, provided a quorum is present.
ADDITIONAL INFORMATION ABOUT PROPOSALS 1a THROUGH 1f
The holders of each Fund’s Shares will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to Proposals 1a through 1f, as applicable.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Director Nominee described in Proposals 1a through 1f.
Background and additional information concerning the current Directors and the Nominees is set forth in the tables that follow. The “Interested” Director is indicated by an asterisk (*). Independent Directors are those who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of (i) the Fund, (ii) the Fund’s investment adviser (Virtus Investment Advisers, Inc., the “Adviser”) or subadvisers (Newfleet Asset Management, LLC and Duff & Phelps Investment Management Co., each a “Subadviser”), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Directors”).

INFORMATION ABOUT THE NOMINEES, CONTINUING DIRECTORS,
AND ADVISORY BOARD MEMBERS
Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Independent Directors
Burke, Donald C. YOB: 1960 Portfolios Overseen: 95	Class II Trustee of VGI since 2020, term expires at the 2023 Annual Meeting Class I Director of ZTR since 2020, nominee for term expiring 2024	Retired	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Portfolios Overseen: 92	Class II Trustee of VGI since 2020, term expires at the 2023 Annual Meeting Class I Director of ZTR since 2020, nominee for term expiring 2024	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum;Trustee (since 2017), Virtus Mutual Fund Family

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
(54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Trustee (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Portfolios Overseen: 92	Class II Trustee of VGI since 2020, term expires at the 2023 Annual Meeting Class II Director of ZTR since 2020, term expires at the 2022 Annual Meeting	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
McDaniel, Connie D. YOB: 1958 Portfolios Overseen: 92	Class III Trustee of VGI since 2020, nominee for term expiring 2024 Class III Director of ZTR since 2020, term expires at the 2023 Annual Meeting	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; Director (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip R. YOB: 1946 Portfolios Overseen: 102	Class III Trustee of VGI since 2011, nominee for term expiring 2024 Class II Director of ZTR since 2016, term expires at the 2022 Annual Meeting	Retired	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI AI & Tech Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Portfolios Overseen: 95	Class I Trustee of VGI since 2020; term expires at the 2022 Annual Meeting Class III Director of	Retired	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.;

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
	ZTR since 2020, term expires at the 2023 Annual Meeting		Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Portfolios Overseen: 92	Class II Trustee of VGI since 2011, term expires at the 2023 Annual Meeting Class I Director of ZTR since 2016, nominee for term expiring 2024	Managing Director (since 1994), Wydown Group (consulting firm)	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group,

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Rogers, James B., Jr. YOB: 1942 Portfolios Overseen: 3	Class I Trustee of VGI since 2016, term expires at the 2022 Annual Meeting Class I Director of ZTR since 1988, term expires at the 2021 Annual Meeting	Private Investor (since 1980)	Director (since 1988), Virtus Total Return Fund Inc.; Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2019), Nanomedics Co. Ltd.; Director (since 2018), Ananti Inc. and Sirius International Insurance Group, Ltd.; Director (2018 to 2019), Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (2014 to 2019), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (2012 to 2019), Spanish Mountain Gold Limited; Director (since 2012), GEO Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Ltd.; and Chairman (since 1990), Beeland Interests (Media and Investments).
Walton, R. Keith YOB: 1964 Portfolios Overseen: 92	Class I Trustee of VGI since 2016, term expires at the 2022 Annual Meeting Class III Director of ZTR since 2004, term expires at the 2023 Annual Meeting	Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners
Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments
Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

Zino, Brian T. YOB: 1952 Portfolios Overseen: 99	Class I Trustee of VGI since 2016, term expires at the 2022 Annual Meeting Class III Director of ZTR since 2014, term expires at the	Retired	Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
	2023 Annual Meeting		(2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Director
Aylward, George R.* YOB: 1964 Portfolios Overseen: 103	Class III Trustee of VGI since 2011, nominee for term expiring 2024 Class II Director of ZTR since 2006, term expires at the 2022 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005)	Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (4 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
Advisory Board Members(4)
Cogan, Sarah E. YOB: 1956 Portfolios Oversee: 99	Served Since: 2021	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm)(since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018)	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Trust (12 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO A Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).
DeCotis, Deborah A. YOB: 1952 Portfolios Overseen: 99	Served Since: 2021	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios),

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
		Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014)	Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II,

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios), Virtus AllianzGI Convertible & Income Fund and Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Portfolios Overseen: 99	Served Since: 2021	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMI Health Plans (benefits administration)	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Director(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Director During the Past Five Years
Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Moyer, William R. YOB: 1944 Portfolios Overseen: 92	Served Since: 2020	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer)	Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (2016 to 2019) and Advisory Member (since 2020), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Director (2014 to 2019) and Advisory Board Member, Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (2011 to 2019) and Advisory Board Member, Virtus Global Multi-Sector Income Fund; Trustee (2013 to 2016) and Advisory Board Member (since 2020), Virtus Alternative Solutions Trust (2 portfolios).

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser and Subadvisers, and various positions with its affiliates.

(1)
The business address of each current Director and Advisory Board Member is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

(3)
Each Director currently serves a one to three-year term concurrent with the class of Directors for which he or she serves.

(4)
Advisory Board Members are not voting members of the Fund’s Board of Directors and they provide advice to the Board, as requested. Mr. Moyer was appointed as an Advisory Board Member effective January 1, 2020, and Mses. Cogan and DeCotis and Mr. Drummond were appointed as Advisory Board Members effective February 1, 2021.

Director and Director Nominee Qualifications
The Board has determined that each Director and Director Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Director, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Director and Director Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.
Following is a summary of various qualifications, experiences and skills of each Director and Director Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Director and Director Nominee do not constitute the holding out of any Director or Director Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, the Funds’ subadvisers, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Donald C. Burke.   Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Sidney E. Harris.   Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Until recently Dr. Harris was a Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019), and he serves as a director/ trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
John R. Mallin.   Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Connie D. McDaniel.   Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019) and currently serves as a Director of Global Payments Inc. and as Chair of the Georgia State University Robinson College of Business Board of Advisors. She is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/ trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Geraldine M. McNamara.   Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Funds. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
James B. Rogers, Jr.   Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees. Mr. Rogers co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide. He is also a director of one other closed-end fund managed by an affiliate of the Adviser.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006). Mr. Walton is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1998 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Advisory Board Member Qualifications
Sarah E. Cogan.   Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the former Independent Trustees of the series of the Trusts now known as Virtus Investment Trust and Virtus Strategy Trust and as counsel to other independent trustees, investment companies and asset management firms. Ms. Cogan is also a trustee of several open-end and closed-end funds managed by the Adviser’s affiliates.
Deborah A. DeCotis.   Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a trustee of several open-end and closed-end funds managed by the Adviser’s affiliates.
F. Ford Drummond.   Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also is a past chairman and member of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Mr. Drummond is also a trustee of several open-end and closed-end funds managed by the Adviser’s affiliates.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies. He is also an advisory board member for several open-end and closed-end funds managed by the Adviser and its affiliates.
Required Vote
The election of three Trustee Nominees to the Board of VGI requires a majority of the votes cast on the matter by the shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of three Director Nominees to the Board of ZTR requires a plurality of the votes cast on the matter by the shareholders of that Fund at the Annual Meeting, provided a quorum is present. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Director Nominees are running unopposed, all three Director Nominees are expected to be elected as Directors, as all Director Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE IN PROPOSALS 1a THROUGH 1f.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.
ADDITIONAL INFORMATION ABOUT DIRECTORS AND OFFICERS
Leadership Structure of the Board of Directors
The primary responsibility of each Board is to represent the interests of the Funds and to provide oversight of the management of each Fund. The Funds’ day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Directors, including a majority vote of the Independent Directors if required by applicable law.

In addition to five regularly scheduled meetings per year, each Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chairperson. Each Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of each Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds’ service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time.
The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Funds’ operations within the context of his detailed understanding of the perspective of the Adviser and the Funds’ other service providers. Each Board, therefore, considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.
Each Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in each Board’s view, crucial elements in its decision-making process. In addition, each Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Funds, provides each Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Funds. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As a registered investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, each Board oversees the management of each Fund’s risk management structure by the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Funds’ Adviser, Subadviser, administrator, officers and legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and representatives of the Subadvisers meet with each Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management. As of the date of this proxy statement, these are:
Audit Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Directors, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are Donald C. Burke; John R. Mallin; Connie D. McDaniel, Chairperson; and Brian T. Zino. William R. Moyer also is an Advisory Member of the Audit Committee. Each Board has determined that each of Brian T. Zino, Donald C. Burke and Connie D. McDaniel possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated each of them as an Audit Committee financial expert for each Fund.

In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/assets/files/17c/audit-committee-charter.pdf.
Governance and Nominating Committee.   Each Board has adopted a written charter for each Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Directors, including as Independent Directors, and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for directorship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Director. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.
Each Board has adopted a policy for consideration of Director nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 4% of the shares of a class of the Fund for which the Director nominee is submitted. Shareholder nominees for Director will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Governance and Nominating Committee is currently composed entirely of Independent Directors; its current members are James M. Oates, Chairman; Sidney E. Harris, Philip R. McLoughlin; and Brian T. Zino.
In accordance with proxy rules promulgated by the SEC, the Fund’s Governance and Nominating Committee charter is available at:
https://www.virtus.com/assets/files/17b/gov-nom-committee-charter.pdf.
Executive Committee.   The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Directors, and its members are: Philip R. McLoughlin, Chairman; Donald C. Burke; Sidney E. Harris; James M. Oates; and Brian T. Zino.

Compliance Committee.   Each Board has adopted a written charter for each Fund’s Compliance Committee. The Compliance Committee is responsible for overseeing the Funds’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees, and its current members are: Geraldine M. McNamara, Chairperson; Sidney E. Harris; James M. Oates; and R. Keith Walton.
Non-Director Officers of the Funds
The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Directors’ background.
Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017), VGI and ZTR	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), VGI
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), ZTR
Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Engberg, Nancy J. YOB: 1956
Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), VGI
Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), ZTR
Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), VGI and ZTR	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2018), VGI and ZTR	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 (as amended, the “1934 Act”) and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Funds, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year, except that two Form 4s were filed late by R. Keith Walton. One of the late Form 4s related to one acquisition of Common Shares of VGI on February 26, 2020; and the other late Form 4 related to one purchase of Common Shares of ZTR which also occurred on February 26, 2020. Form 4s for the foregoing transactions have since been filed with the SEC.
Information about the Fund’s Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Funds’ financial statements for the year ended November 30, 2020, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Funds’ financial statements for the fiscal year ending November 30, 2021. Representatives of PwC are not expected to be present at the Annual Meeting.
Audit Committee Report
The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Directors or Board of Trustees of each Fund and operates under a written charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the audit of each Fund’s financial statements for the fiscal year ended November 30, 2020, the Audit Committee: (1) reviewed and discussed each Fund’s 2020 audited financial statements with Management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committees recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2020.
The Audit Committee
Donald C. Burke
John R. Mallin
Connie D. McDaniel (chairperson)
Brian T. Zino

The Audit Committee’s Pre-Approval Policies and Procedures
Each Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Funds on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2020, all audit, audit-related, tax and non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by each Fund’s Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information — Independent Auditors.”
Shareholder Communications to the Directors
Each Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specific individual Directors in care of the applicable Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded to the full Board, the relevant Board committee or the specific individual Director, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.
Beneficial Ownership of Securities
As of the Record Date, the Funds’ Directors and executive officers, as a group, owned less than 1% of the Funds’ outstanding Shares. As of March 29, 2021, the current Directors owned Shares of each Fund in the following amounts:

Name of Director	Dollar Range of Equity Securities in VGI	Dollar Range of Equity Securities in ZTR	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Family of Registered Investment Companies*
Independent Directors
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Sidney E. Harris	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
John R. Mallin	$10,001 – $50,000	$50,001 – $100,000	Over $100,000
Connie D. McDaniel	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Philip R. McLoughlin	$50,001 – $100,000	$50,001 – $100,000	Over $100,000
Geraldine M. McNamara	$1 – $10,000	$1 – $10,000	Over $100,000
James M. Oates	$0	$10,001 – $50,000	Over $100,000
James B. Rogers, Jr.	$10,001 – $50,000	$50,001 – $100,000	$50,001 – $100,000
R. Keith Walton	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Brian T. Zino	$10,001 – $50,000	$50,001 – $100,000	Over $100,000
Interested Director
George R. Aylward	$10,001 – $50,000	$50,001 – $100,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board and Committee Meetings
The Funds have not established a policy with respect to Director attendance at annual shareholder meetings. Nine meetings of the Board were held during the year ended December 31, 2020.
Five meetings of the Audit Committee, four meetings of the Governance and Nominating Committee, and six meetings of the Executive Committee, were held during the year ended December 31, 2020. The Funds did not have a Compliance Committee during the year ended December 31, 2020.
During the year ended December 31, 2020, each Director of the Funds attended at least 75% of the total number of Board meetings and committee meetings of which such Director was a member.
Compensation of Independent Directors, Advisory Board Members and Honorary Board Members
The following table provides information regarding the compensation of the Independent Directors, Advisory Board Members and Honorary Board Members for the year ended December 31, 2020. The Interested Director does not receive compensation from the Funds or other funds in the Fund Complex.

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex(1)
Donald C. Burke	$13,831.39	N/A	N/A	$372,000.00
Sidney E. Harris	$13,831.39	N/A	N/A	$280,000.00
John R. Mallin	$13,831.41	N/A	N/A	$280,000.00
Connie D. McDaniel	$13,831.40	N/A	N/A	$280,000.00
Philip R. McLoughlin	$88,751.44	N/A	N/A	$605,250.00
Geraldine M. McNamara	$13,831.39	N/A	N/A	$372,000.00
James M. Oates	$77,225.28	N/A	N/A	$368,750.00
James B. Rogers, Jr.	$13,831.39	N/A	N/A	$15,000.00
R. Keith Walton	$13,831.39	N/A	N/A	$280,000.00
Brian T. Zino	$13,831.39	N/A	N/A	$280,000.00
Advisory Members
William R. Moyer	$129,093.00	N/A	N/A	$140,000.00
Honorary Members
Thomas J. Brown*	N/A	N/A	N/A	$315,000.00
Hassell H. McLellan*	N/A	N/A	N/A	$305,000.00
Richard E. Segerson*	N/A	N/A	N/A	$280,000.00

(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

*
Messrs. Brown, McClellan and Segerson became Honorary Board Members of the Funds on January 1, 2020, and retired as of December 31, 2020.

VOTING REQUIREMENTS AND OTHER INFORMATION
Voting Requirements
Voting requirements for each proposal are outlined within the discussion supporting each respective proposal. For purposes of the Annual Meeting, a quorum for a Fund is present to transact business if the holders of a majority of the outstanding common shares of that Fund entitled to vote at the Annual Meeting are present in person (virtually) or by proxy.
Shares present in person (virtually) or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposals 1a-1f to elect Directors, where the vote required to approve is the affirmative vote of a percentage of votes cast, broker non-votes or abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.
Adjournment
If a quorum is not present in person (virtually) or by proxy at the time the Annual Meeting is called to order, or there are not sufficient votes to approve a proposal, the chairperson of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
AND THE FUNDS
Further Information About Voting and the Annual Meeting
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
In the event that the Funds solicit votes by having calls placed by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Funds believe are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetingcenter.io/284810290 at the meeting date and time described in the accompanying proxy statement and entering the control number found in the shaded box of your proxy card. The password for the meeting is VIR2021.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 14, 2021.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending (virtually) and voting at the Annual Meeting. Merely attending the Annual Meeting (virtually), however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on March 29, 2021, as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
Expenses and Proxy Solicitation
The Funds will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one-half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm. The Funds’ officers will not receive any additional compensation for such solicitation, though a proxy solicitation firm (if one is used) will. The Funds will bear 100% of solicitation costs, if any.
Adviser and Subadvisers
Virtus Investment Advisers, Inc. (the “Adviser”) acts as investment adviser to the Funds. The Adviser is responsible for overseeing the investment management and administration services provided to the Fund. The Adviser is located at One Financial Plaza, Hartford, CT 06103. The Adviser has delegated the day-to-day portfolio management of VGI to one Subadviser: Newfleet Asset Management, LLC (“Newfleet”); and the day-to-day portfolio management of ZTR to two Subadvisers: Newfleet and Duff & Phelps Investment Management Co. (“Duff & Phelps”). Each Subadviser is an affiliate of the Adviser and, like the Adviser, an indirect wholly owned subsidiary of Virtus. Newfleet is located at One Financial Plaza, Hartford, CT 06103. Duff & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606.

Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.
Independent Auditors Fees
The aggregate fees paid to PwC in connection with each Fund’s annual audit for fiscal years 2020 and 2019 were as follows:
	VGI		ZTR*
	Fiscal year ended November 30, 2020	Fiscal year ended November 30, 2019	Fiscal year ended November 30, 2020	Fiscal year ended November 30, 2019
Audit Fees	$25,155	$26,195	$25,155	$23,400
Audit-Related Fees*	$3,067	$2,333	$3,067	$7,247
Tax Fees**	$3,400	$3,200	$11,600	$4,700
All Other Fees	$0	$0	$0	$0

*
“Audit-Related Fees” are those related to performance of the audit and review of each Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of each Fund’s tax provision and Regulated Investment Company qualification in connection with audits of each Fund’s financial statements, review of year-end distributions by each Fund to avoid excise tax, periodic discussion with management on tax issues affecting each Fund, and reviewing and signing each Fund’s federal income and excise tax returns.

All of the services described in the table above were approved by the Funds’ Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of March 29, 2021, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each

Fund’s Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of VGI	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	847,238	7.49%
Common Shares of VGI	Centaurus Financial Inc. 2300 E. Katella Avenue Suite #200 Anaheim, CA 92806	688,811	6.09%
Common Shares of VGI	Morgan Stanley Smith Barney LLC 1585 Broadway New York NY 10036	616,823	5.45%
Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-31987. These Proxy Materials will be available on the internet through the day of the Annual Meeting and any adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or either Fund’s Charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals
Shareholder proposals intended to be presented at the annual meeting of shareholders to be held in 2022 must be received by the respective Fund between November 16, 2021, and 5:00 p.m. Eastern Time, on December 16, 2021, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, each Fund’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Director nominations) before the annual meeting of shareholders to be held in 2022, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668, no later than 5:00 p.m. Eastern Time on December 16, 2021.
For additional requirements, shareholders may refer to the Bylaws of each Fund, a current copy of which may be obtained without charge upon request from the Funds’ Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.
Other Matters
The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Very truly yours,
JENNIFER S. FROMM
Secretary

Virtus Global Multi-Sector Income Fund
Virtus Total Return Fund Inc.
April 9, 2021

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetingcenter.io/284810290, on May 19 at 9:00 a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is VIR2021 Please detach at perforation before mailing. PROXY CARD VIRTUS GLOBAL MULTI-SECTOR INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and Kevin Carr, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/284810290 on May 19, 2021 at 9:00 a.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Global Multi-Sector Income Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is VIR2021. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Global Multi-Sector Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. VGI_31987_040721 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held virtually on May 19, 2021 The Proxy Statement is available at: https://www.proxy-direct.com/vir-31987 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1a, 1b, and 1c. 1a. Election of Trustee (Class III): FOR WITHHOLD 01. George R. Aylward 1b. Election of Trustee (Class III): FOR WITHHOLD 01. Connie D. McDaniel 1c. Election of Trustee (Class III): FOR WITHHOLD 01. Philip R. McLoughlin 2. Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx VGI 31987 xxxxxxxx